Long-Term Loans, Net of Current Maturities (Details Textual) $ in Thousands	12 Months Ended
	Dec. 31, 2016 USD ($) Installments	Dec. 31, 2015 USD ($)
Long-Term Loans, Net of Current Maturities (Textual)
Long term loans	$ 3,134	$ 3,858
Repayments of long-term bank loan	$ 1,200
Number of instalments | Installments	36
Loan payable remaining	$ 2,658
Loan tem, Description	The Company and its Israeli subsidiaries agreed to repay the bank $1,200 plus interest, in 36 equal installments commencing 2016. The remaining balance of the loans, in the amount of $2,658, shall be paid on December 31, 2018.